Exhibit (m)(1)(i)

AMENDED SCHEDULE A

12B-1 PLAN OF DISTRIBUTION

The following series and classes of shares are offered effective as of September 4, 2014:

Transamerica Arbitrage Strategy	Class I2

Transamerica Asset Allocation – Conservative Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation – Moderate Growth Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation – Growth Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation – Moderate Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Bond	Class I2

Transamerica Capital Growth	Class A
Class B
Class C
Class I
Class I2

Transamerica Commodity Strategy	Class I2

Transamerica Concentrated Growth	Class A
Class C
Class I
Class I2

Transamerica Core Bond	Class I2

Transamerica Developing Markets Equity	Class I2

Transamerica Dividend Focused	Class A
Class C
Class I
Class I2

Transamerica Emerging Markets Debt	Class A
Class C
Class I
Class I2

Transamerica Emerging Markets Equity	Class A
Class C
Class I
Class I2

Transamerica Enhanced Muni	Class A
Class C
Class I

Transamerica Flexible Income	Class A
Class B
Class C
Class I
Class I2

Transamerica Floating Rate	Class A
Class C
Class I
Class I2

Transamerica Global Bond	Class A
Class C
Class I
Class I2

Transamerica Global Equity	Class A
Class C
Class I
Class I2

Transamerica Global Macro	Class I2

Transamerica Global Real Estate Securities	Class I2

Transamerica Growth	Class I2

Transamerica Growth Opportunities	Class A
Class B
Class C
Class I
Class I2

Transamerica High Yield Bond	Class A
Class B
Class C
Class I
Class I2

Transamerica High Yield Muni	Class A
Class C
Class I

Transamerica Income & Growth	Class A
Class C
Class I
Class I2

Transamerica Inflation Opportunities	Class A
Class C
Class I
Class I2

Transamerica Intermediate Bond	Class I2

Transamerica International Equity	Class A
Class C
Class I
Class I2

Transamerica International Equity Opportunities	Class I2

Transamerica International Small Cap	Class I2

Transamerica International Small Cap Value	Class I
Class I2

Transamerica Large Cap Value	Class A
Class C
Class I
Class I2

Transamerica Long/Short Strategy	Class I2

Transamerica Managed Futures Strategy	Class I2

Transamerica Mid Cap Growth	Class A
Class C
Class I
Class I2

Transamerica Mid Cap Value	Class I2

Transamerica Mid Cap Value Opportunities	Class A
Class C
Class I
Class I2

Transamerica MLP & Energy Income	Class A
Class C
Class I
Class I2

Transamerica Money Market	Class A
Class B
Class C
Class I
Class I2

Transamerica Multi-Managed Balanced	Class A
Class B
Class C
Class I
Class I2

Transamerica Multi-Manager Alternative Strategies Portfolio	Class A
Class C
Class I

Transamerica Opportunistic Allocation	Class A
Class C
Class I

Transamerica Short-Term Bond	Class A
Class C
Class I
Class I2

Transamerica Small Cap Core	Class A
Class C
Class I
Class I2

Transamerica Small Cap Growth	Class A
Class C
Class I
Class I2

Transamerica Small Cap Value	Class A
Class C
Class I
Class I2

Transamerica Small/Mid Cap Value	Class A
Class B
Class C
Class I
Class I2

Transamerica Strategic High Income	Class A
Class C
Class I
Class I2

Transamerica Tactical Allocation	Class A
Class C
Class I

Transamerica Tactical Income	Class A
Class C
Class I

Transamerica Tactical Rotation	Class A
Class C
Class I

Transamerica Total Return	Class I2

Transamerica US Growth	Class A
Class B
Class C
Class I
Class I2
Class T

SERVICE AND DISTRIBUTION FEES

The Fund is authorized to pay to Servicing Party the following annual distribution and service fees as compensation for Servicing Party’s services as Distributor of those specific shares of the Fund.

Class A Shares	0.25% of average daily net assets of the Fund’s Class A shares
Class B Shares	1.00% of average daily net assets of the Fund’s Class B shares
Class C Shares	1.00% of average daily net assets of the Fund’s Class C shares
Class R Shares	0.50% of average daily net assets of the Fund’s Class R shares

The Fund may pay a distribution and service fee to Servicing Party at a lesser rate than the fees specified in Sections 1(a) and 1(b), respectively, of this Plan, in either case as agreed upon by the Trust and Servicing Party and as approved in the manner specified in Section 5 of this Plan.

12b-1 distribution and service fees are not applicable to Class I, Class I2 and Class T shares.